UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2020

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 24, 2020, the Board of Directors (the “Board”) of Cardinal Health, Inc. (the “Company”) elected David C. Evans to the Board, effective July 1, 2020, to serve until the 2020 annual meeting of shareholders and until his successor is elected and qualified. Mr. Evans has previously served as Executive Vice President and Chief Financial Officer of Battelle Memorial Institute, a private research and development organization, from 2013 to 2018. Prior to that, he was Executive Vice President and Chief Financial Officer of The Scotts Miracle-Gro Company, the leading manufacturer and marketer of branded consumer lawn and garden products in North America, from 2006 to 2013. Most recently, Mr. Evans was interim Chief Financial Officer of the Company from September 1, 2019 through May 25, 2020 after a transition role beginning July 29, 2019.
Mr. Evans will participate in the non-management director compensation arrangements described in the Company’s definitive proxy statement for the 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on September 20, 2019. Based on his date of service, he will also receive a prorated initial grant of $65,384 of restricted share units. The committee(s) of the Board on which Mr. Evans initially will serve have not been determined as of the time of this filing. After considering the fact that Mr. Evans had been recruited and served in an interim executive officer position for less than a year, and his fixed compensation arrangements, the Board determined that Mr. Evans is independent under the standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.
Item 7.01: Regulation FD Disclosure.
The Company issued a news release on June 26, 2020, announcing the election of Mr. Evans to the Board, which is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01: Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	News release issued by the Company on June 26, 2020 and furnished with this Form 8-K
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	June 26, 2020	By:	/s/ Jessica L. Mayer
Jessica L. Mayer
Chief Legal and Compliance Officer